Exhibit 10.53

STOCK PLEDGE AGREEMENT

This STOCK PLEDGE AGREEMENT dated as of April ___, 2015 (this “Pledge Agreement”) between MERRIMAN HOLDINGS, INC. a Delaware corporation (“Debtor”), and EGS, LLC, A Delaware limited liability company (the “Secured Party”).

RECITALS

A. Debtor has executed a Promissory Note (as hereinafter defined) payable to the order of the Secured Party.

B. In order to induce Secured Party to extend the credit evidenced by the Promissory Note, Debtor has agreed to enter into this Pledge Agreement and to pledge and grant to Secured Party a first priority security interest in the Collateral described below.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with the Secured Party as follows:

1. Definitions and Interpretation. Unless otherwise defined herein, all other capitalized terms used herein and defined in the Promissory Note shall have the respective meanings given to those terms in the Promissory Note, and all terms defined in the New York Uniform Commercial Code (the “UCC”) shall have the respective meanings given to those terms in the UCC.

2. The Pledge. To secure the Obligations as defined in Section 3 hereof, Debtor hereby pledges and assigns to the Secured Party, and grants to the Secured Party, a security interest in, all of Debtor's right, title and interest, whether now existing or hereafter arising in all instruments, certificated and uncertificated securities, money and general intangibles of, relating to or arising from the following property (the “Collateral”):

(a) All of the capital stock (the “Pledged Securities”) of Merriman Capital Inc., a California corporation (the “Issuer”);

(b) All dividends (including cash dividends), other distributions (including redemption proceeds), or other property, securities or instruments received in respect of or in exchange for the Pledged Securities, whether by way of dividends, stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares or otherwise; and

(c) All proceeds of the foregoing (“Proceeds”).

3. Security for Obligations. The obligations secured by this Pledge Agreement (the “Obligations”) shall mean and include only the $1,000,000 Secured Promissory Note dated April 20, 2015 made by the Debtor payable to the order of the Secured Party, as the same may be amended or otherwise modified from time to time, and any debt obligations incurred to refinance or replace such Promissory Note (the “Promissory Note”), including principal thereof, all interest accrued thereon and other amounts payable with respect thereto, including, without limitation, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Debtor hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

4. Delivery of Pledged Collateral; Financing Statements. Concurrently with the execution of this Pledge Agreement, Debtor shall deliver to the Secured Party one or more original certificates representing the Pledged Securities in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Debtor hereby authorizes the Secured Party to file a UCC-1 financing statement, naming the Debtor, as debtor, and covering the Collateral, in the appropriate filing office (or offices) under the Uniform Commercial Code as in effect in New York or any other applicable jurisdiction.

5. Representations and Warranties. Debtor hereby represents and warrants as follows:

(a) Issuance of Pledged Securities, Etc. Except with respect to certain debt obligations subject to the Subordination Agreement dated as of April 20, 2015 (the “Subordination Agreement”) among certain existing lenders to the Debtor and the Secured Party, the Pledged Securities are owned by Debtor free and clear of any and all liens, pledges, encumbrances or charges, and Debtor has not optioned or otherwise agreed to sell, hypothecate, pledge, or otherwise encumber or dispose of the Pledged Securities. The Common Stock, par value $0.001 per share, of Merriman Capital, Inc., a California corporation, owned by the Debtor and included in the Pledged Securities, constitutes 99.998% of the issued and outstanding shares of such class of capital stock of the Issuer, and such class of capital stock of the Issuer is the only authorized class of capital stock of the Issuer.

(b) Security Interest. The pledge of the Pledged Collateral creates a valid security interest in the Pledged Collateral, which security interest is a perfected first priority security interest, securing the payment of the Obligations.

(c) Restatement of Representations and Warranties. On and as of the date any property becomes Pledged Collateral, the foregoing representations and warranties shall be deemed restated with respect to such additional Pledged Collateral.

6. Further Assurances. Debtor agrees that at any time and from time to time, at Debtor's expense, Debtor will promptly execute and deliver all further instruments and documents, including without limitation all additional Pledged Securities, and take all further action, that may be necessary or desirable, or that Secured Parties may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Parties to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

7. Voting Rights; Dividends; Etc.

(a) Rights Prior to an Event of Default. So long as no Event of Default shall have occurred and be continuing:

(i) Debtor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement.

(ii) Debtor shall be entitled to receive and retain free and clear of the security interest of Secured Parties hereunder any and all dividends and interest paid in respect of the Pledged Securities, provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for any Pledged Securities, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Securities in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Securities, shall be, and shall be forthwith delivered to Secured Parties to hold as, Pledged Collateral and shall, if received by Debtor, be received in trust for the benefit of Secured Parties, be segregated from the other property or funds of Debtor and be forthwith delivered to Secured Parties as Pledged Collateral in the same form as so received (with any necessary endorsement) to be held as part of the Pledged Collateral.

(b) Rights Following an Event of Default. Upon the occurrence and during the continuance of an Event of Default:

(i) All rights of Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments.

(ii) All dividends and interest payments which are received by Debtor contrary to the provisions of subparagraph (i) of this Section 7(b) shall be received in trust for the benefit of Secured Parties, shall be segregated from other funds of Debtor and shall be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

8. Events of Default; Remedies.

(a) Event of Default. An Event of Default shall be deemed to have occurred under this Pledge Agreement upon the occurrence and during the continuance of an Event of Default under the Notes.

(b) Rights Under the UCC. In addition to all other rights granted hereby, and otherwise by law, the Secured Party shall have, with respect to the Pledged Collateral, the rights of a secured party under the UCC.

(c) Sale of Pledged Collateral. Debtor acknowledges and recognizes that Secured Party may be unable to effect a public sale of all or a part of the Pledged Securities and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Securities for its own account, for investment and not with a view to the distribution or resale thereof. Debtor acknowledges that any such private sales may be at prices and on terms less favorable to Secured Party than those of public sales, and agrees that so long as such sales are made in good faith such private sales shall be deemed to have been made in a commercially reasonable manner and that Secured Party has no obligation to delay sale of any Pledged Securities to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as amended or under any state securities law.

(d) Compliance with the Exchange Act. Upon the occurrence of an Event of Default and at Secured Party's request, Debtor agrees to use Debtor's best efforts to cause Issuer to disseminate publicly all information required to be disseminated pursuant to the Securities Exchange Act of 1934, as amended, in the event that Issuer or Debtor is required to file reports under such Act, or to otherwise make available such information as to permit the public or private sale of the Pledged Collateral in accordance with the terms of this Pledge Agreement. Debtor further agrees to use Debtor's best efforts to cause Issuer to cooperate with Secured Party in taking whatever additional action may be required to effect such public or private sale of the Pledged Collateral.

(e) Notice, Etc. In any case where notice of sale is required, ten (10) days' notice shall be deemed reasonable notice. The Secured Party may have resort to the Pledged Collateral or any portion thereof with no requirement on the part of Secured Parties to proceed first against any other Person or property.

(f) Other Remedies. Upon the occurrence and during the continuance of an Event of Default, (i) at the request of Secured Party, Debtor shall assemble and make available to Secured Party all records relating to the Pledged Securities at any place or places specified by Secured Party, together with such other information as Secured Party shall request concerning Debtor's ownership of the Pledged Securities and relationship to Issuer; and (ii) the Secured Party or its nominee shall have the right, but shall not be obligated, to vote or give consent with respect to the Pledged Securities or any part thereof.

9. Attorney-in-Fact.

Debtor hereby appoints the Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in the Secured Party’s discretion and to the full extent permitted by law to take any action and to execute any instrument which the Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement in accordance with the terms and provisions hereof, including without limitation, to receive, endorse and collect all instruments made payable to Debtor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

Debtor hereby ratifies all reasonable actions that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Pledged Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall the Secured Party or any of its officers, directors, employees or agents be responsible to Debtor for any act or failure to act, except for gross negligence or willful misconduct.

10. Miscellaneous.

(a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Secured Party or Debtor under this Agreement or the Promissory Note shall be in writing and telecopied, mailed or delivered to each party at the address or telecopier number last given to the other party. All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

(b) Nonwaiver. No failure or delay on the Secured Party’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(c) Amendments and Waivers. This Pledge Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and the Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(d) Assignments. This Pledge Agreement shall be binding upon and inure to the benefit of the Secured Party and Debtor and their respective successors and assigns; provided, however, that Debtor may not assign its rights and duties hereunder without the prior written consent of the Secured Party.

(e) Cumulative Rights, etc. The rights, powers and remedies of the Secured Party under this Pledge Agreement shall be in addition to all rights, powers and remedies given to the Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, the Notes or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Secured Party’s rights hereunder. Debtor waives any right to require the Secured Party to proceed against any Person or to exhaust any collateral or to pursue any remedy in the Secured Party’s power.

(f) Payments Free of Taxes, Etc. All payments made by Debtor under this Pledge Agreement shall be made by Debtor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Debtor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement. Upon request by the Secured Party, Debtor shall furnish evidence satisfactory to the Secured Partythat all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

(g) Partial Invalidity. If any time any provision of this Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(h) Expenses. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Secured Party with respect to any amendments or waivers hereof requested by Debtor or in the enforcement or attempted enforcement of any of the Obligations or in preserving any of the Secured Party’s rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any “workout” or restructuring affecting this Agreement, the Promissory Note or the Obligations or any bankruptcy or similar proceeding involving Debtor or any of its Subsidiaries). As used herein, the term “reasonable attorneys' fees” shall include, without limitation, allocable costs of the Secured Party’s in-house legal counsel and staff.

(i) Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules (except to the extent governed by the UCC).

(j) Jury Trial. EACH OF DEBTOR AND THE SECURED PARTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT.

[Signature page to follow]

IN WITNESS WHEREOF, each of the Debtor and the Secured Party has caused this Pledge Agreement to be executed as of the day and year first above written.

Debtor:

MERRIMAN HOLDINGS, INC.

By:______________________________

D. Jonathan Merriman

Secured Party:

EGS, LLC

By:______________________________